To:	**VELOCE ESPORTS LIMITED** 58A Bronsart Road Fulham London SW6 6AA (the "**Company**")	and	**LOTTERY.COM INC** 5049 Edwards Ranch Rd. 4th Floor, Fort Worth Texas, USA 76109 ("**Lottery**")

Date: 11 July 2025

Dear Sirs

Subscription Agreement Variation Letter

We refer to the subscription agreement entered into by the Company and Lottery on or around the date of this letter (the "**Subscription Agreement**"). Terms used in this letter and not otherwise defined shall have the meanings attributed to them in the Subscription Agreement.

1. SUBSCRIPTION AGREEMENT VARIATION

1.1 We hereby provide our written consent for the purpose of clause 15.1 of the Subscription Agreement (*Variation and Waiver*) that the Subscription Agreement be varied as set out in paragraphs 1.1.1, 1.1.2 and 1.1.3 below with effect from the date of this letter:

1.1.1 the reference to "*30 June 2025*" in limb i) of the definition of Longstop Date shall be deleted and replaced with a reference to "*31 July 2025*";

1.1.2 the reference to "*£1,000,000*" in clauses 3.1(a) shall be deleted and replaced with a reference to *"£1,187,500*"; and

1.1.3 the references to "*£2,675,444.74*" in clauses 3.1(b), 4.20(b) and 6.3 shall be deleted and replaced with references to "*£2,487,944.74*".

2. GENERAL

2.1 The provisions of clause 20 (*Counterparts*) of the Subscription Agreement shall apply *mutatis mutandis* to this letter as if those provisions had been set out expressly in this letter.

2.2 This letter (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law.

2.3 The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this letter.

[*Remainder of page intentionally left blank*]

EXECUTED by **VELOCE ESPORTS LIMITED**, acting by a director	)))	DocuSigned by: Daniel Bailey 148F1427C9F148C...
EXECUTED by **LOTTERY.COM INC**, acting by a director	)))	....

[*Signature page to Subscription Agreement Variation Letter*]

EXECUTED by **VELOCE ESPORTS LIMITED**, acting by a director	)))	....
EXECUTED by **LOTTERY.COM INC**, acting by a director	)))	DocuSigned by: BA47925D8BEA4FA...

[*Signature page to Subscription Agreement Variation Letter*]